UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2021

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

233 South Wacker Drive, Suite 4900, Chicago, Illinois	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HSII	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On April 1, 2021, Heidrick & Struggles International, Inc., a Delaware corporation (“Heidrick”), Business Talent Group, LLC, a California limited liability company (“BTG”), Prime Blocker Corp., a Delaware corporation and wholly-owned subsidiary of Heidrick (“Parent”), Prime Merger Sub, LLC, a California limited liability company and a wholly-owned subsidiary of Parent (“Merger Sub”) and Fortis Advisors LLC, a Delaware limited liability company, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will, upon the terms and subject to the conditions thereof, merge with and into BTG (the “Merger,” together with the other transactions related thereto, the “Proposed Transactions”), with BTG surviving the Merger as a wholly-owned subsidiary of Parent and an indirect wholly-owned subsidiary of Heidrick. The Proposed Transactions closed substantially simultaneously with the signing of the Merger Agreement.

BTG is a market-leader in sourcing high-end, on-demand independent talent. As previously disclosed, on January 15, 2019, Heidrick announced an exclusive collaboration with BTG and has been offering Heidrick’s clients access to BTG’s pool of top independent business professionals for specialized, project-based work since such date.

A copy of Heidrick’s press release announcing the completion of the Proposed Transactions is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished as part of this Report on Form 8-K:

Exhibit No.	Description

99.1	Heidrick & Struggles International, Inc. Press Release dated April 6, 2021

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEIDRICK & STRUGGLES INTERNATIONAL, INC. (Registrant)

Date: April 6, 2021	By:	/s/ Kamau A. Coar
	Name:	Kamau A. Coar
	Title:	General Counsel